Exhibit 10.2

PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”), dated as of August 3, 2006, among Bullion River Gold Corp., a Nevada corporation (“Pledgor”) and Elton Participation Corp., a British Virgin Islands corporation (the“Secured Party”).

Recitals

The Pledgor is contemporaneously herewith entering into a Securities Purchase Agreement dated as of the date hereof (the “Purchase Agreement”), with Secured Party, pursuant to which the Secured Party agrees to purchase a Debenture from the Pledgor in accordance with and subject to the terms of the Purchase Agreement.

It is a condition precedent to a Secured Party’s obligation to purchase a Debenture under the Purchase Agreement that the Pledgor execute and deliver to the Secured Party a Pledge Agreement in substantially the form hereof.

French Gulch (Nevada) Mining Corp., a corporation organized under the laws of the State of Nevada (“French Gulch”), is a wholly-owned subsidiary of Pledgor. Pledgor has agreed to pledge all of its shares of French Gulch to the Secured Party to secure Pledgor’s obligations to the Secured Party under the Purchase Agreement and other Transaction Documents

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.  Defined Terms. All capitalized terms used herein which are not defined herein shall have the meanings given to them in the Purchase Agreement.

2.  Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Purchase Agreement, the other Transaction Documents and all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Borrower or any other Pledgor, would accrue on such obligations, whether or not such interest is an allowed claim), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor being the “Obligations”), the Pledgor hereby pledges, assigns, hypothecates, transfers and grants a security interest to Secured Party in all of the following (the “Collateral”):

(a)  all shares of stock of French Gulch owned by Pledgor (the “Pledged Stock”), the certificates representing the Pledged Stock and all dividends, cash, warrants, rights, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(b)  all additional shares of stock of French Gulch from time to time acquired by Pledgor in any manner, including, without limitation, stock dividends or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off (which shares shall be deemed to be part of the Collateral), and the certificates representing such additional shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

(c)  all options, warrants and rights, whether as an addition to, in substitution of or in exchange for any shares of any Pledged Stock and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such options, warrants and rights; and

(d) to the extent not covered by clauses (a) through (c) above, all Proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term “Proceeds” includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to such Pledgor or the Secured Party from time to time with respect to any of the Collateral

3.  Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the Pledgor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to register in the name of the Secured Party or any of its nominees, as pledgee, any or all of the Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

4.  Representations and Warranties of the Pledgor. The Pledgor represents and warrants to the Secured Party (which representations and warranties shall be deemed to continue to be made until all of the Obligations have been indefeasibly paid in full and each Transaction Document and each agreement and instrument entered into in connection therewith has been irrevocably terminated) that:

(a)  the execution, delivery and performance by the Pledgor of this Agreement and the pledge of the Collateral hereunder do not and will not result in any violation of any agreement, indenture, instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor;

(b)  this Agreement constitutes the legal, valid, and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms;

(c)  (i) the Pledgor is the direct and beneficial owner of each share of the Pledged Stock;

(d)  all of the shares of the Pledged Stock have been duly authorized, validly issued and are fully paid and nonassessable;

(e)  no consent or approval of any person, corporation, governmental body, regulatory authority or other entity, is or will be necessary for (i) the execution, delivery and performance of this Agreement, (ii) the exercise by the Secured Party of any rights with respect to the Collateral or (iii) the pledge and assignment of, and the grant of a security interest in, the Collateral hereunder;

(f)  there are no pending or, to the best of Pledgor’s knowledge, threatened actions or proceedings before any court, judicial body, administrative agency or arbitrator which may adversely affect the Collateral;

(g)  the Pledgor has the requisite power and authority to enter into this Agreement and to pledge and assign the Collateral to the Secured Parties in accordance with the terms of this Agreement;

(h)  the Pledgor owns each item of the Collateral and, except for the pledge and security interest granted to Secured Party hereunder, the Collateral is and shall be at all times free and clear of any other security interest, mortgage, pledge, claim, lien, charge, hypothecation, assignment, offset or encumbrance whatsoever (collectively, “Liens”);

(i)  there are no restrictions on transfer of the Pledged Stock contained in the certificate of incorporation or by-laws (or equivalent organizational documents) of Pledgor or French Gulch or otherwise which have not otherwise been enforceably and legally waived by the necessary parties;

(j)  none of the Pledged Stock has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(k) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in such Collateral, securing the payment of the Obligations; provided, that the Secured Party retains physical possession of any of the Pledged Stock the possession of which is required for perfection;

(l) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Pledgor with respect to the Collateral is accurate and complete in all material respects;

(m)  the pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in the Secured Party all rights of the Pledgor in the Collateral as contemplated by this Agreement; and

(n)  the Pledged Stock constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock of French Gulch.

5.  Covenants. The Pledgor covenants that, until the Obligations shall be indefeasibly satisfied in full:

(a)  the Pledgor will not sell, assign, transfer, convey, grant any option with respect to or otherwise dispose of its rights in or to the Pledged Stock or any interest therein; nor will Pledgor create, incur or permit to exist any Lien whatsoever with respect to any of the Pledged Stock or the proceeds thereof other than that created hereby.

(b)  the Pledgor will, at its expense, defend Secured Party’s right, title and security interest in and to the Collateral against the claims of any other party.

(c)  the Pledgor shall at any time, and from time to time, upon the written request of Secured Party, execute and deliver such further documents and do such further acts and things as Secured Party may reasonably request in order to effectuate the purposes of this Agreement including, but without limitation, delivering to Secured Party, upon the occurrence of an Event of Default, irrevocable proxies in respect of the Collateral in form satisfactory to Secured Parties. Until receipt thereof, upon an Event of Default that has occurred and is continuing beyond any applicable grace period, this Agreement shall constitute Pledgor’s proxy to Secured Parties or its nominee to vote all shares of Collateral then registered in the Pledgor’s name. The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) describe the Collateral as the collateral thereunder and (b) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment. The Pledgor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request. The Pledgor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(d)  Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock or other equity interests of French Gulch; or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares, unless, in either case, such shares are pledged as Collateral pursuant to this Agreement.

(e) Except for use by the Company in its ordinary course of business, the Company or its subsidiaries shall not make any distributions or dividend payments. The Secured Party acknowledges and agrees that the general and administrative expense of the Company and its currently planned exploration activities in its other subsidiaries will be funded by the operations of French Gulch. The Company and its subsidiaries with not enter into any new ventures nor make any divergent exploration expenses from what is disclosed in its Securities Act or Exchange Act filings, until the Company has set aside an amount equal to the amount need to repay the Debenture in full into an account pledged for such repayment and satisfactory in all respect to Secured Party or has in fact repayed the Debenture in full, without prior approval of the Secured Party, which shall not be unreasonably withheld.

(f) In the event the Company determines to wind up and terminate its operations or the operations of French Gulch, it shall provide twenty (20) days written notice to Secured Party prior to taking any substantive step in connection with such winding up and termination of business.

6.  Voting Rights and Dividends. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Stock for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement; provided, however, that the Pledgor shall not exercise any such right if the Secured Party shall have notified the Pledgor that, in the Secured Party’s judgment, such action would have an adverse effect on the value of the Pledged Stock or any part thereof; and provided, further, that the Pledgor shall give the Secured Party at least five days’ prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive any and all cash dividends paid on the Pledged Stock.

In addition to the Secured Party’s rights and remedies set forth in Section 8 hereof, in case an Event of Default shall have occurred and be continuing, (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to the immediately preceding paragraph shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (ii) all rights of Pledgor to receive the dividends or other distributions which it would otherwise be authorized to receive and retain pursuant to the immediately preceding paragraph shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends or other distributions.

Following the occurrence of an Event of Default, all dividends and all other distributions in respect of any of the Collateral, shall be delivered to the Secured Party to hold as Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to this Section 6 and to receive all dividends and other distributions which it may be entitled to receive herein, (i) the Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), the Pledgor hereby grants to the Secured Party an irrevocable proxy to vote the Pledged Stock pledged by it hereunder and to exercise all other rights, powers, privileges and remedies to which a holder of such Pledged Stock would be entitled (including, without limitation, giving or withholding written consents of shareholders or members, calling special meetings of shareholders or members and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any such Pledged Stock on the record books of the issuer thereof) by any other Person (including the issuer of such Pledged Stock or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the indefeasible payment in full in cash of the Obligations.

7.  Event of Default. An “Event of Default” under this Agreement shall occur upon the happening of any of the following events:

(a)  an “Event of Default” under any Transaction Document or any agreement or note related to any Transaction Document shall have occurred;

(b)  the Pledgor shall default in the performance of any of its obligations under any Transaction Document, including, without limitation, this Agreement, and such default shall not be cured during the cure period applicable thereto;

(c)  any representation or warranty of the Pledgor made herein, in any Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false or misleading in any material respect;

(d)  any portion of the Collateral is subjected to a levy of execution, attachment, distraint or other judicial process or any portion of the Collateral is the subject of a claim (other than by the Secured Party) of a Lien or other right or interest in or to the Collateral and such levy or claim shall not be cured, disputed or stayed within a period of fifteen (15) business days after the occurrence thereof; or

(e)  the Pledgor shall (i) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing.

8.  Remedies. In case an Event of Default shall have occurred and is continuing, the Secured Party may:

(a)  transfer any or all of the Collateral into its name, or into the name of its nominee or nominees;

(b)  exercise all corporate rights with respect to the Collateral including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Collateral as if the Secure Party were the absolute owner thereof, including, but without limitation, the right to exchange, at their discretion, any or all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by the Issuer of any right, privilege or option pertaining to any of the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; and

(c)  subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Collateral at the time held by the Secured Party, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as the Secured Party in its sole discretion may determine, or as may be required by applicable law.

The Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, the Secured Party may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. All moneys received by the Secured Party hereunder, whether upon sale of the Collateral or any part thereof or otherwise, shall be held by the Secured Party and applied as provided in Section 10 hereof. No failure or delay on the part of the Secured Party in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof. The Secured Party may exercise their rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the Obligations. In addition to the foregoing, Secured Party shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of Nevada (the “UCC”) regardless of the jurisdiction in which enforcement hereof is sought.

9.  Private Sale. The Pledgor recognizes that the Secured Party may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Collateral) a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Pledgor agrees that the Secured Party has no obligation to delay sale of any Collateral for the period of time necessary to permit French Gulch to register the Collateral for public sale under the Securities Act.

10.  Proceeds of Sale. The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral shall be applied by the Secured Party as follows:

(a)  first, to the payment of all costs, reasonable expenses and charges of the Secured Party and to the reimbursement of the Secured Party for the prior payment of such costs, reasonable expenses and charges incurred in connection with the care and safekeeping of the Collateral (including, without limitation, the reasonable expenses of any sale or any other disposition of any of the Collateral), attorneys’ fees and reasonable expenses, court costs, any other fees or expenses incurred or expenditures or advances made by Secured Party in the protection, enforcement or exercise of its rights, powers or remedies hereunder;

(b)  second, to the payment of the Obligations, in whole or in part, in such order as the Secured Party may elect, whether or not such Obligations are then due;

(c)  third, to such persons, firms, corporations or other entities as required by applicable law including, without limitation, Section 9-615(a)(3) of the UCC; and

(d)  fourth, to the extent of any surplus, to the Pledgor or as a court of competent jurisdiction may direct.

In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the Obligations, the Pledgor shall be jointly and severally liable for the deficiency plus the costs and fees of any attorneys employed by Secured Party to collect such deficiency.

11.  No Waiver. Any and all of the Secured Party’s rights with respect to the Liens granted under this Agreement shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) the bankruptcy, insolvency or reorganization of any Pledgor, (b) the release or substitution of any item of the Collateral at any time, or of any rights or interests therein, or (c) any delay, extension of time, renewal, compromise or other indulgence granted by the Secured Party in reference to any of the Obligations. The Pledgor hereby waives all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consents to be bound hereby as fully and effectively as if such Pledgor had expressly agreed thereto in advance. No delay or extension of time by the Secured Party in exercising any power of sale, option or other right or remedy hereunder, and no failure by the Secured Party to give notice or make demand, shall constitute a waiver thereof, or limit, impair or prejudice the Secured Party’s right to take any action against any Pledgor or to exercise any other power of sale, option or any other right or remedy.

12.  Expenses. The Collateral shall secure, and the Pledgor shall pay to Secured Party on demand, from time to time, all reasonable costs and expenses, (including but not limited to, reasonable attorneys’ fees and costs, taxes, and all transfer, recording, filing and other charges) of, or incidental to, the custody, care, transfer, administration of the Collateral or any other collateral, or in any way relating to the enforcement, protection or preservation of the rights or remedies of the Secured Party under this Agreement or with respect to any of the Obligations.

13.  The Secured Party Appointed Attorney-In-Fact and Performance by the Secured Parties. Upon the occurrence of an Event of Default, the Pledgor hereby irrevocably constitutes and appoints the Secured Party as the Pledgor’s true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any instruments and to do in the Pledgor’s name, place and stead, all such acts, things and deeds for and on behalf of and in the name of such Pledgor, which the Pledgor could or might do or which the Secured Party may deem necessary, desirable or convenient to accomplish the purposes of this Agreement, including, without limitation, to execute such instruments of assignment or transfer or orders and to register, convey or otherwise transfer title to the Collateral into the Secured Party’s name. The Pledgor hereby ratifies and confirms all that said attorney-in-fact may so do and hereby declares this power of attorney to be coupled with an interest and irrevocable. If any Pledgor fails to perform any agreement herein contained, the Secured Party may itself perform or cause performance thereof, and any costs and expenses of the Secured Party incurred in connection therewith shall be paid by the Pledgor as provided in Section 10 hereof.

14. Continuing Security Interest; Transfer Of Secured Obligations. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the indefeasible payment in full in cash of all Obligations. Upon the indefeasible payment in full in cash of all Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Pledgor.

15.  Waivers. THE PARTIES HERETO DESIRES THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, AND/OR ANY COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEN IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

16.  Recapture. Notwithstanding anything to the contrary in this Agreement, if the Secured Party receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally, common law or equitable doctrine, then to the extent of any sum not finally retained by the Secured Party, the Pledgor’s obligations to the Secured Party shall be reinstated and this Agreement shall remain in full force and effect (or be reinstated) until payment shall have been made to Secured Party, which payment shall be due on demand.

17.  Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

18. Action by Secured Party. If the Secured Party shall take any action, including any waiver, under this Pledge Agreement, the action of the Secured Party shall be determined by the written consent of the holders of a majority of the dollar amount of the Debentures then outstanding.

19.  Miscellaneous.

(a)  This Agreement constitutes the entire and final agreement among the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied except by a writing duly executed by the parties hereto.

(b)  No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

(c)  In the event that any provision of this Agreement or the application thereof to any Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which it is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability of any other provision of this Agreement.

(d)  This Agreement shall be binding upon the Pledgor, and Pledgor’s successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns.

(e)  Any notice or other communication required or permitted pursuant to this Agreement shall be given in accordance with the Security Purchase Agreement.

(f)  THIS AGREEMENT AND THE OTHER DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PLEDGOR AND THE SECURED PARTY HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF WASHOE, STATE OF NEVADA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN PLEDGOR AND THE SECURED PARTY, PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS.

(i)  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

BULLION RIVER GOLD CORP,
a Nevada corporation

By: /s/ Nancy B. Huber
   Nancy B. Huber

Elton Participation Corp.
a British Virgin Islands corporation

By: /s/ Peter-Paul Stengel
Peter-Paul Stengel